NUMBER      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         SHARES

                           CARLINVILLE NATIONAL BANK SHARES, INC.

                TOTAL AUTHORIZED ISSUE                     SEE REVERSE FOR
       310,000 SHARES PAR VALUE $1.00 EACH               CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT _______________________________________IS THE OWNER OF
_____________________________________________________________FULLY PAID AND
NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS cERTIFICATE PROPERLY ENDORSED.

WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED


________________________________              ______________________________
                       SECRETARY                                   PRESIDENT

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM   --  AS TENANTS IN COMMON

TEN ENT   --  AS TENANTS BY THE ENTIRETIES

JT TEN    --  AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS
              IN COMMON

UNIF GIFT MIN ACT --  ........... CUSTODIAN .............
                        (CUST)                (MINOR)
UNDER UNIFORM GIFTS TO MINORS ACT ...........................
                                           (STATE)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST

FOR VALUE RECEIVED _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

---------------------------------------------------------------------- SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
---------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________________________ 19_______
          IN PRESENCE OF

_____________________________________        ______________________________